SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Report: August 28, 1998
                (Date of earliest event reported)


                          GAINSCO, INC.
      (Exact name of registrant as specified in its charter)



  TEXAS                             001-09828            75-1617013
  (State or other jurisdiction     (Commission           (IRS Employer
  of incorporation)                File Number)          Identification No.)

           500 COMMERCE STREET, FORT WORTH, TEXAS     76102
           (Address of principal executive offices) (Zip Code)


   Registrant's telephone number, including area code:   (817) 336-2500


                                     Page 1


ITEM 5.  OTHER EVENTS.

     On August 28, 1998, the Board of Directors of the Company determined to commence pursuit of additional strategic alternatives to maximize shareholder value, including a possible sale of the Company. The Board engaged the investment banking firm of Wasserstein Perella & Co. as financial advisor in this process.

Item 7.   Financial Statements and Exhibits.

     No financial statements or pro forma financial statements are required to be filed as a part of this report. The following is a list of exhibits filed as part of this Current Report on Form 8-K:

EXHIBIT   EXHIBIT
NO.

99.14 Press Release by the Company dated August 28, 1998 announcing the Board's determination to pursue additional strategic alternatives to maximize shareholder value, including a possible sale of the Company.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GAINSCO, INC.



                                   BY:  /s/ SAM ROSEN
                                        _______________________________
                                        Sam Rosen, Corporate Secretary


DATED:   September 14, 1998


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                          GAINSCO, INC.
                          EXHIBIT INDEX

EXHIBIT   EXHIBIT                                         SEQUENTIALLY
NO.                                                       NUMBERED PAGE

99.14     Press Release by the Company dated
          August 28, 1998 announcing the Board's
          determination to pursue additional strategic alternatives to maximize shareholder value, including a possible sale of the Company.


                              Page 3